PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

9.PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2020 and 2019, consisted of the following (in thousands):

	2020	2019
Internally developed software	$47,823	$33,765
Computers	5,511	7,777
Furniture and fixtures	3,279	2,843
Leasehold improvements	2,456	2,748
Office equipment	2,056	1,794
Software implementation costs	1,680	1,214
Security systems	681	4,927
Total	63,486	55,068
Accumulated depreciation and amortization	(34,258)	(20,462)
Property and equipment – net	$29,228	$34,606

Depreciation and amortization expense of $21.7 million, $15.0 million, and $4.6 million was recorded for the years ended December 31, 2020, 2019 and 2018, respectively.